UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2007

MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1
(Exact name of issuing entity as specified in its charter)

MortgageIT Securities Corp.
(Exact name of depositor as specified in its charter)

DB Structured Products, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-131288-01	56-2483326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Maiden Lane New York, New York		10038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 651-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 31, 2007, a series of certificates, entitled MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among MortgageIT Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, National Association as a servicer (“Wells”), Wells Fargo Bank, National Association as master servicer and securities administrator (the “Master Servicer” and “Securities Administrator”) and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class 1-A-1 Certificates”, “Class 2-A-1-1 Certificates”, “Class 2-A-1-2 Certificates”, “Class 2-A-1-3 Certificates”, “Class 2-A-1-4 Certificates”, “Class 2-A-1-5 Certificates”, “Class 2-A-1-6 Certificates”, “Class 2-A-1-7 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class CE Certificates”, “Class P Certificates” and “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans, including the Subsequent Mortgage Loans transferred into the Trust Fund during the Pre-Funding Period (the “Mortgage Pool”) of conventional, one- to four- family, first lien, fixed rate, adjustable-rate and hybrid adjustable-rate mortgage loans having original terms to maturity up to forty (40) years (the “Mortgage Loans”). The Mortgage Pool consists of (i) Initial Mortgage Loans having an aggregate principal balance of approximately $1,106,232,095 as of May 1, 2007 (the “Cut-off Date”) and (ii) Subsequent Mortgage Loans having an aggregate principal balance of approximately $137,643,131.89 as of June 1, 2007 (the “Subsequent Cut-off Date”). The Initial Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 31, 2007, between DB Structured Products, Inc. as seller (the “Seller”) and the Depositor (the “Mortgage Loan Purchase Agreement”); the Subsequent Mortgage Loans were purchased pursuant to the Subsequent Mortgage Loan Purchase Agreement, dated June 29, 2007 between the Seller and the Depositor (the “Subsequent Mortgage Loan Purchase Agreement”). The Class 1-A-1 Certificates, Class 2-A-1-1 Certificates, Class 2-A-1-2 Certificates, Class 2-A-1-3 Certificates, Class 2-A-1-4 Certificates, Class 2-A-1-5 Certificates, Class 2-A-1-6 Certificates, Class 2-A-1-7 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor pursuant to the Underwriting Agreement, dated May 30, 2007, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated May 30, 2007 (collectively, the “Underwriting Agreement”), between the Depositor and Deutsche Bank Securities Inc.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
1-A-1	$ 440,151,000	One-Month LIBOR + 0.23%(2)
2-A-1-1	$ 225,930,000	One-Month LIBOR + 0.22% (2)
2-A-1-2	$ 100,000,000	One-Month LIBOR + 0.15% (3)
2-A-1-3	$ 82,000,000	One-Month LIBOR + 0.20% (2)
2-A-1-4	$ 18,000,000	One-Month LIBOR + 0.28% (2)
2-A-1-5	$ 47,326,000	One-Month LIBOR + 0.32% (2)
2-A-1-6	$ 183,508,000	One-Month LIBOR + 0.14% (4)
2-A-1-7	$ 45,876,000	One-Month LIBOR + 0.32% (2)
M-1	$ 19,918,000	One-Month LIBOR + 0.45% (2)
M-2	$ 17,428,000	One-Month LIBOR + 0.50% (2)
M-3	$ 10,581,000	One-Month LIBOR + 0.65% (2)
M-4	$ 9,337,000	One-Month LIBOR + 1.00% (2)
M-5	$ 7,469,000	One-Month LIBOR + 1.25% (2)
M-6	$ 6,224,000	One-Month LIBOR + 1.75% (2)
M-7	$ 6,225,000	One-Month LIBOR + 2.25% (2)
M-8	$ 6,224,000	One-Month LIBOR + 2.25% (2)
M-9	$ 6,224,000	One-Month LIBOR + 2.25% (2)

______________________
(1)	These amounts are approximate. They are subject to an upward or downward adjustment of no more than 5%, depending on the total principal amount of the mortgage loans delivered at closing.
(2)
The pass-through rate for each class of these offered certificates will be subject to a rate cap equal to the related Net WAC Pass-Through Rate, as described in the prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions—Pass-Through Rate”. The margins applicable to the Class 1-A-1, Class 2-A-1-1, Class 2-A-1-3, Class 2-A-1-4, Class 2-A-1-5 and Class 2-A-1-7 Certificates will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will increase by 50% on the distribution date following the first possible optional termination date, as described in the prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions—Pass-Through Rate.”

(3)
Payments on the Class 2-A-1-2 Certificates will be made from certain payments made on the Class 2-A-1-2 underlying interest and from certain payments that may be made pursuant to the Class 2-A-1-2 Certificate interest rate swap agreement. The pass-through rate for the Class 2-A-1-2 underlying interest will be equal to the lesser of (a) One-Month LIBOR plus 0.15% and (b) the related Net WAC Pass-Through Rate, as described in the prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions—Pass-Through Rate.” Prior to the termination of the Class 2-A-1-2 Certificate interest rate swap agreement, the interest payable to the Class 2-A-1-2 Certificates will be payable from payments on deposit in the Class 2-A-1-2 swap account and is calculated at a pass-through rate equal to the product of (a) one-month LIBOR (as determined pursuant to the Class 2-A-1-2 Certificate interest rate swap agreement) plus 0.15%, (b) the certificate principal balance of the Class 2-A-1-2 Certificates immediately prior to such distribution date and (c) the number of days in the related calculation period (as determined pursuant to the Class 2-A-1-2 Certificate interest rate swap agreement) divided by 360. After the termination of the Class 2-A-1-2 Certificate interest rate swap agreement, the pass-through rate on the Class 2-A-1-2 Certificates will be equal to the pass-through rate on the Class 2-A-1-2 underlying interest. Notwithstanding the foregoing, the margin applicable to the Class 2-A-1-2 underlying interest and the Class 2-A-1-2 Certificates will increase by 100% on the distribution date following the first possible optional termination date, as described in the prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions—Pass-Through Rate.”

The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 31, 2007 (the “Prospectus Supplement”), and the Prospectus, dated May 17, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, by and among MortgageIT Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, Wells Fargo Bank, National Association, as a Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2007-1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2007

MORTGAGEIT SECURITIES CORP.

By: /s/ Doug W. Naidus
Name: Doug W. Naidus
Title: President

By: /s/ Andy Occhino
Name: Andy Occhino
Title: Secretary

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

4.1	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among MortgageIT Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, Wells Fargo Bank, National Association, as a Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2007-1 Certificates.	7